Exhibit 10(a)(3)(C)


                         MORTGAGE AND SECURITY AGREEMENT

                                    (FLORIDA)

     ATTENTION: FILING OFFICER - INSTRUMENT COVERS GOODS THAT ARE OR ARE TO BECOME FIXTURES ON THE REAL PROPERTY DESCRIBED HEREIN AND IS TO BE FILED FOR RECORD IN THE RECORDS WHERE MORTGAGES ON REAL ESTATE ARE RECORDED. ADDITIONALLY, THIS INSTRUMENT SHOULD BE APPROPRIATELY INDEXED, NOT ONLY AS A MORTGAGE, BUT ALSO AS A FIXTURE FILING AND FINANCING STATEMENT COVERING GOODS THAT ARE OR ARE TO BECOME FIXTURES ON THE REAL PROPERTY DESCRIBED HEREIN. THE MAILING ADDRESSES OF THE MORTGAGOR (DEBTOR) AND MORTGAGEE (SECURED PARTY) ARE SET FORTH IN THIS INSTRUMENT.



                      THIS MORTGAGE SECURES FUTURE ADVANCES


THIS IS A MULTI-STATE LOAN. DOCUMENTARY STAMP TAXES IN THE AMOUNT OF $8,155.00 HAVE BEEN PAID AS NOTED HEREON. THE AMOUNT OF THE TAX IS COMPUTED PURSUANT TO RULE 12(B)-4.053(31), FLORIDA ADMINISTRATIVE CODE. USING A TAXABLE BASE OF $2,330,000, WHICH REPRESENTS THE VALUE OF FLORIDA COLLATERAL. THE TOTAL VALUE OF ALL COLLATERAL SECURITY IS $133,570,000 AND THE PERCENTAGE OF FLORIDA TO TOTAL IS 1.7%. NONRECURRING INTANGIBLE PERSONAL PROPERTY TAXES IN THE AMOUNT OF $4,660.00 HAVE BEEN PAID AS NOTED HEREON. THE AMOUNT OF THE TAX IS COMPUTED PURSUANT TO SECTION 199.133, FLORIDA STATUTES, AND THE MAXIMUM TAXABLE BASE OF $2,330,000 REPRESENTS THE VALUE OF THE FLORIDA COLLATERAL.


THIS MORTGAGE AND SECURITY AGREEMENT (this "Mortgage") is made and entered into as of this 28 day of December, 2001, by and between KOGER EQUITY, INC., a Florida corporation, having a mailing address of 433 Plaza Real, Suite 335, Boca Raton, Florida 33432 ("Obligor"), and FLEET NATIONAL BANK, a national banking association ("Fleet"), having a mailing address of 100 Federal Street, Boston, Massachusetts 02110, Attn: Structured Real Estate, as Agent for itself and each other lender (collectively, the "Lenders") which is or may hereafter become a party to that certain Revolving Credit Loan Agreement, dated as of December 28, 2001, by and among Obligor, Fleet, as Agent and Lenders (as the same may be varied, amended, restated, renewed, consolidated, extended or otherwise supplemented from time to time, the "Credit Agreement") (Fleet, in its capacity as Agent, is hereinafter referred to as "Agent").

                              W I T N E S S E T H:

FOR AND IN CONSIDERATION of the sum of Ten and No/100 Dollars ($10.00) and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to secure the indebtedness and other obligations of Obligor hereinafter set forth, Obligor does hereby grant, bargain, sell, convey, assign, transfer and set over unto Agent, for the ratable benefit of Lenders and their successors and assigns all of the following described land and interests in land, estates, easements, rights, improvements, property, fixtures, equipment, furniture, furnishings, appliances and appurtenances (collectively, the "Property"):

                  (a) All those tracts or parcels of land and easements more particularly described in Exhibit "A" attached hereto and by this reference made a part hereof (the "Land").

                  (b) All buildings, structures and improvements of every nature whatsoever now or hereafter situated on the Land, and all gas and electric fixtures, radiators, heaters, engines and machinery, boilers, ranges, elevators and motors, plumbing and heating fixtures, carpeting and other floor coverings, fire extinguishers and any other safety equipment required by governmental regulation or law, water heaters, mirrors, mantels, air conditioning apparatus, refrigerating plants, refrigerators, cooking apparatus and appurtenances, window screens, awnings and storm sashes, which are or shall be owned by Obligor and attached to said buildings, structures or improvements and all other furnishings, furniture, fixtures, machinery, equipment, appliances, vehicles, building supplies and materials, books and records, chattels, inventory, accounts, farm products, consumer goods, general intangibles and personal property of every kind and nature whatsoever now or hereafter owned by Obligor and located in, on or about, or used or intended to be used with or in connection with the use, operation or enjoyment of the Property, including all extensions, additions, improvements, betterments, after-acquired property, renewals, replacements and substitutions, or proceeds from a permitted sale of any of the foregoing, and all the right, title and interest of Obligor in any such furnishings, furniture, fixtures, machinery, equipment, appliances, vehicles and personal property subject to or covered by any prior security agreement, conditional sales contract, chattel mortgage or similar lien or claim, together with the benefit of any deposits or payments now or hereafter made by Obligor or on behalf of Obligor, all of which are hereby declared and shall be deemed to be fixtures and accessions to the Land and a part of the Property as between the parties hereto and all persons claiming by, through or under them, and which shall be deemed to be a portion of the security for the indebtedness herein described and to be secured by this Mortgage.

                  (c) All easements, rights-of-way, strips and gores of land, vaults, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights and powers, minerals, flowers, shrubs, crops, trees, timber and other emblements now or hereafter located on the Land or under or above the same or any part or parcel thereof, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances, reversion and reversions, remainder and remainders, whatsoever, in any way belonging, relating or appertaining to the Land or any part thereof, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by Obligor.

                  (d) All income, rents, issues, profits and revenues of the Property from time to time accruing (including, without limitation, all payments under leases or tenancies (collectively, the "Leases"), proceeds of insurance, condemnation payments, tenant security deposits whether held by Obligor or in a trust account, and escrow funds), and all the estate, right, title, interest, property, possession, claim and demand whatsoever at law, as well as in equity, of Obligor of, in and to the same; reserving only the right to Obligor to collect the same (other than insurance proceeds and condemnation payments) so long as Obligor is not in default hereunder.

                  (e) All right, title and interest, if any, of Obligor in all transferable building service, building maintenance, construction, development, management, indemnity, and other similar agreements and contracts, written or oral, express or implied, now or hereafter entered into, arising or in any manner related to the construction, design, improvement, use, operation, ownership, occupation, enjoyment, sale, conversion or other disposition (voluntary or involuntary) of the Property, or the buildings and improvements now or hereafter located thereon, or any other interest in the Property, or any combination thereof, including without limitation all property management agreements, sales contracts, purchase options, option agreements, rights of first refusal, contract deposits, earnest money deposits, prepaid items and payments due and to become due thereunder, and further including all payment and performance bonds, construction guaranties, warranties and other undertakings, construction contracts, architects agreements, general contract agreements, design agreements, engineering agreements, technical service agreements, architectural plans and specifications, drawings, surveys, renderings and models, sewer and water and other utility agreements, permits, approvals, licenses, agreements, contracts, building permits, service contracts, advertising contracts, purchase orders and equipment leases, personal property leases, tradenames, trademarks, servicemarks and logos, and all goodwill symbolized thereby or pertaining thereto and all causes of action relating thereto.

                  (f) All accounts, instruments, accounts receivable, documents, causes of action, claims, all right, title and interest, if any, of Obligor in names by which the Property or the improvements thereon may be operated or known, all rights of Obligor to carry on business under such names, all right, title and interest, if any, of Obligor in all telephone numbers or listings, all rights, interest and privileges of which Obligor may have as developer or declarant under any covenants, restrictions or declarations now or hereafter relating to the Property or the improvements thereon, and all notes or chattel paper now or hereafter arising from or by virtue of any transactions relating to the Property or the improvements located thereon.

                  (g) All assets of Obligor related to the ownership or operation of the Property or the improvements now or hereafter erected thereon, including, without limitation, accounts (including, without limitation, health-care-insurance receivables), chattel paper (whether tangible or electronic), deposit accounts, documents, general intangibles (including, without limitation, payment intangibles and software), goods (including, without limitation, inventory, equipment, fixtures and accessions), instruments (including, without limitation, promissory notes), investment property, letter-of-credit rights, letters of credit, money, supporting obligations, as-extracted collateral, timber to be cut and all proceeds and products of anything described or referred to above in this Subsection (g), in each case as such terms are defined under the Uniform Commercial Code as in effect in the applicable jurisdiction.

                  (h) All cash funds, deposit accounts and other rights and evidence of rights to cash, now or hereafter created or held by Agent pursuant to this Mortgage, the Credit Agreement or any other of the Loan Documents (as defined in the Credit Agreement).

                  (i) All proceeds, products, substitutions and accessions of the foregoing of every type.

TO HAVE AND TO HOLD the Property and all parts, rights, members and appurtenances thereof, unto the Mortgagee, its successors and/or assigns pursuant to the terms and provisions of this Mortgage; and Obligor covenants that Obligor is lawfully seized and possessed of the Property as aforesaid, and has good right to convey the same, that the same is unencumbered except for those matters expressly set forth in Exhibit "B" attached hereto and by this reference made a part hereof (the "Permitted Encumbrances"), and that Obligor does warrant and will forever defend the title thereto against the claims of all persons whomsoever, except as to those matters set forth in said Exhibit "B" attached hereto.

THIS MORTGAGE is given to secure the following described indebtedness (collectively, the "Secured Obligations"):

                  (a) The debt evidenced by (i) those certain Revolving Credit Notes made by Obligor in the aggregate principal amount of One Hundred Twenty-Five Million and No/100 Dollars ($125,000,000), and that certain Swingline Note made by Obligor in the principal amount of Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000), each of which has been issued pursuant to the Credit Agreement and each of which is due and payable in full on or before December 27, 2004 and (ii) each other note as may be issued under the Credit Agreement, each as originally executed, or if varied, extended, supplemented, consolidated, amended, replaced, renewed, modified or restated from time to time as so varied, extended, supplemented, consolidated, amended, replaced, renewed, modified or restated (collectively, the "Note").

                  (b) The payment, performance and discharge of each and every obligation, covenant and agreement of Obligor contained herein, in the Credit Agreement, and in the other Loan Documents (as defined in the Credit Agreement).

                  (c) Any and all additional advances made by any Lender to protect or preserve the Property or the lien and security title hereof in and to the Property, or for taxes, assessments or insurance premiums as hereinafter provided (whether or not Obligor remains the owner of the Property at the time of such advances).

                  (d) Any and all other indebtedness now or hereafter owing by Obligor to any Lender pursuant to the terms of the Credit Agreement, whether now existing or hereafter arising or incurred, however evidenced or incurred, whether express or implied, direct or indirect, absolute or contingent, due or to become due, including, without limitation, all principal, interest, fees, expenses, yield maintenance amounts and indemnification amounts, and all renewals, modifications, consolidations, replacements and extensions thereof.

                  (e) All reasonable out-of-pocket costs and expenses incurred by the Agent in connection with the enforcement and collection of the Secured Obligations, including, without limitation, all attorneys' fees and disbursements, and all other such costs and expenses described in and incurred pursuant to the Note, the Credit Agreement, this Mortgage, and the other Loan Documents (as defined in the Credit Agreement) (collectively, the "Enforcement Costs").

                  Notwithstanding anything contained in this Mortgage to the contrary, this Mortgage secures only such future or additional advances (in addition to the principal amount of the Note) as may be made by Lenders or the holder hereof to Obligor or its permitted successors and assigns in title to the extent that such advances are made within 20 years from the date of this Mortgage or within such lesser period of time as may be provided by law as a prerequisite for the sufficiency of actual notice or record notice of such optional, future or additional advances as against the rights of creditors or subsequent purchasers for valuable consideration to the same extent as if such future or additional advances are made on the date of the execution of this Mortgage. Moreover, the total amount of indebtedness secured by this Mortgage may be increased or decreased from time to time, but the total unpaid balance so secured at any one time shall not exceed the maximum principal amount of $125,000,000 plus interest thereon and any disbursements made under this Mortgage for the payment of impositions, insurance or otherwise, with interest on such disbursements.

Should the Secured Obligations secured by this Mortgage be paid according to the tenor and effect thereof when the same shall become due and payable, and should Obligor perform all covenants herein contained in a timely manner, then this Mortgage shall be cancelled and surrendered.

Obligor hereby further covenants and agrees with Agent as follows:

ARTICLE 1

     1.01 Payment of Secured Obligations. Obligor will pay the Secured Obligations according to the tenor thereof and all other sums now or hereafter secured hereby promptly as the same shall become due.

     1.02 Representations and Warranties. Obligor represents and warrants to Agent, for the ratable benefit of Lenders, that, as of the date hereof:

                   (a) Obligor has good and marketable title in fee to such of the Property as is real property, subject to no liens, encumbrances or restrictions other than Permitted Encumbrances. There has been no labor or materials furnished to the Property on behalf of Obligor that has not been paid for in full or for which payment will not be made in the ordinary course.

                   (b) Obligor has no actual notice, information or knowledge of any change contemplated in (i) any applicable law, ordinance, regulation, or restriction; (ii) any judicial, administrative, governmental or quasi-governmental action; (iii)of any action by adjacent land owners; or (iv) of any natural or artificial conditions existing upon the Property, which would materially limit, restrict, or prevent the contemplated or intended use and purpose of the Property.

                   (c) There is no pending condemnation or similar proceeding affecting the Property, or any portion thereof, nor, to the best knowledge of Obligor, is any such action being presently contemplated.

                   (d) No part of the Property is being used for agricultural purposes or being used for a personal residence by Obligor or any shareholder of Obligor.

                   (e) The Property is undamaged by fire, windstorm, or other casualty.

                   (f) The Property complies in all material respects with all zoning and subdivision ordinances, energy and environmental codes, building and use restrictions and codes, and any requirements with respect to licenses, permits and agreements necessary for the lawful use and operation of the Property, or, to the extent of any non-compliance with zoning and building codes, the Property is a valid non-conforming use pursuant to the applicable zoning and building codes.

                   (g) The heating, electrical, sanitary sewer plumbing, storm sewer plumbing, potable water plumbing and other building equipment, fixtures and fittings in the existing improvements on the Property are in good condition and working order, are adequate in quantity and quality for normal and usual use, and are fit for the purposes intended and the use contemplated.

                   (h) The Property is covered by a tax parcel(s) which pertain to the Property only and not to any property which is not subject to this Mortgage.

                   (i) The Property is improved with office buildings and related parking and has frontage on, and direct access for ingress and egress to a public street.

1.03     Taxes, Liens and Other Charges.

                   (a) In the event of the passage of any state, federal, municipal or other governmental law, order, rule or regulation, subsequent to the date hereof, in any manner changing or modifying the laws now in force governing the taxation of debts secured by mortgages or the manner of collecting taxes so as to materially adversely affect Lenders, Obligor will promptly pay any such tax. If Obligor fails to make such prompt payment or if, in the opinion of Agent, any such state, federal, municipal, or other governmental law, order, rule or regulation prohibits Obligor from making such payment or would penalize Lenders if Obligor makes such payment or if, in the opinion of Agent, the making of such payment might result in the imposition of interest beyond the maximum amount permitted by applicable law, then the entire balance of the principal sum secured by this Mortgage and all interest accrued thereon shall, at the option of Agent, become due and payable unless, within ninety (90) days thereafter, Obligor shall substitute property unaffected by such tax considerations for the Property and otherwise satisfy the conditions for release of the Property set forth in Section 5.5 of the Credit Agreement.

                   (b) Obligor will pay all taxes, liens, assessments and charges of every character including all utility charges, whether public or private, already levied or assessed or that may hereafter be levied or assessed upon or against the Property as required under the Credit Agreement. If the Agent shall collect escrow funds under Section 7.8 of the Credit Agreement with respect to such taxes, liens, assessments and charges, such funds will be made available for payment of the same.

                   (c) Obligor will not suffer any mechanic's, materialmen's, laborer's, statutory or other lien to be created and to remain outstanding upon all or any part of the Property other than Permitted Encumbrances.

1.04     Insurance.

                   (a) Obligor shall procure for, deliver to and maintain for the benefit of Agent and Lenders during the term of this Mortgage, original insurance policies (or a master policy) issued by insurance companies, in amounts, in form and substance, and with expiration dates reasonably acceptable to Agent and containing non-contributory standard mortgagee clauses, their equivalent or a satisfactory mortgagee loss payable endorsement in favor of Agent, providing the following types of insurance on the Property:

                     (i) insurance against loss or damage by fire, lightning, vandalism, malicious mischief and flood (if the Land is in an area which is considered a flood risk area by the U.S. Department of Housing and Urban Development), and against such other hazards as are presently included in so-called "all risk replacement cost insurance" and against such other insurable hazards as, under good insurance practices, from time to time are insured against for properties of similar character and location; the amount of which insurance shall be not less than one hundred percent (100%) of the full replacement cost of the Property without deduction for depreciation; and which policies of insurance shall contain satisfactory replacement cost endorsements;

                     (ii) During the course of construction or repair of any improvements on the Land, the insurance required by clause (i) above shall be written on a builders risk, completed value, non-reporting form, meeting all of the terms required by clause (i) above, covering the total value of work performed, materials, equipment, machinery and supplies furnished, existing structures, and temporary structures being erected on or near the Land, including coverage against collapse and damage during transit or while being stored off-site, and containing a soft costs (including loss of rents) coverage endorsement and a permission to occupy endorsement;

                     (iii) rent or business interruption insurance against loss of income arising out of damage or destruction by fire, lightning, vandalism, malicious mischief and flood and such other hazards as are presently included in so-called "all risk replacement cost insurance" in the amount equal to the gross annual income derived by Obligor from the Property; and

                     (iv) Commercial general liability insurance against claims for personal injury (to include, without limitation, bodily injury and personal and advertising injury) and property damage liability, all on an occurrence basis, if commercially available, with such coverages as the Agent may reasonably request (including, without limitation, contractual liability coverage, completed operations coverage for a period of two years following completion of construction of any improvements on the Land, and coverages equivalent to an ISO broad form endorsement), with a general aggregate limit of not less than $2,000,000, a completed operations aggregate limit of not less than $2,000,000, and a combined single "per occurrence" limit of not less than $1,000,000 for bodily injury and property damage and $5,000 for medical payments;

                     (v) During the course of construction or repair of any improvements on the Land, to the extent not provided by the general contractor, owner's contingent or protective liability insurance covering claims not covered by or under the terms or provisions of the insurance required by clause (iv) above;

                     (vi) Employers liability insurance;

                     (vii) Umbrella liability insurance with limits of not less than $20,000,000 to be in excess of the limits of the insurance required by clauses (iv), (v) and (vi) above, with coverage at least as broad as the primary coverages of the insurance required by clauses (iv), (v) and (vi) above, with any excess liability insurance to be at least as broad as the coverages of the lead umbrella policy. All such policies shall be endorsed to provide defense coverage obligations;

                     (viii) Workers' compensation insurance for all employees of the Obligor; and

                     (ix) Such other insurance in such form and in such amounts as may from time to time be reasonably required by the Agent against other insurable hazards and casualties which at the time are commonly insured against in the case of properties of similar character and location to the Property.

Obligor shall pay all premiums on insurance policies. The insurance policies provided for in clauses (iv), (v) and (vii) above with respect to the Property shall name the Agent and each Lender as an additional insured and shall contain a cross liability/severability endorsement. The insurance policies provided for in clauses (i), (ii), and (iii) above shall name the Agent as mortgagee and loss payee, shall be first payable in case of loss to the Agent, and shall contain mortgagee clauses and lender's loss payable endorsements in form and substance reasonably acceptable to the Agent. Obligor shall deliver duplicate originals or certified copies of all such policies to the Agent.

All policies of insurance required by this Mortgage shall contain clauses or endorsements to the effect that (i) no act or omission of the Obligor or any of its subsidiaries or anyone acting for the Obligor or any such subsidiary (including, without limitation, any representations made in the procurement of such insurance), which might otherwise result in a forfeiture of such insurance or any part thereof, no occupancy or use of the Property for purposes more hazardous then permitted by the terms of the policy, and no foreclosure or any other change in title to the Property or any part thereof, shall affect the validity or enforceability of such insurance insofar as the Agent is concerned,
(ii) the insurer waives any right of setoff, counterclaim, subrogation, or any deduction in respect of any liability of the Obligor or any such subsidiary and the Agent, (iii) such insurance is primary and without right of contribution from any other insurance which may be available, (iv) such policies shall not be modified, canceled or terminated prior to the scheduled expiration date thereof without the insurer thereunder giving at least 30 days prior written notice to the Agent by certified or registered mail, and (v) that the Agent or the Lenders shall not be liable for any premiums thereon or subject to any assessments thereunder, and shall in all events be in amounts sufficient to avoid any coinsurance liability.

Neither the Obligor nor any of its subsidiaries shall carry separate insurance, concurrent in kind or form or contributing in the event of loss, with any insurance required under this Mortgage unless such insurance complies with the terms and provisions of this Section 1.04.

                   (b) Agent is hereby authorized and empowered, at its option, after the occurrence and during the continuance of an Event of Default, to adjust or compromise any loss under any insurance policies maintained pursuant to this Paragraph 1.04, and to collect and receive the proceeds from any such policy or policies. Each insurance company is hereby authorized and directed to make payment for all such losses directly to Agent, instead of to Obligor and Agent jointly. In the event any insurance company fails to disburse directly and solely to Agent but disburses instead either solely to Obligor or to Obligor and Agent jointly, Obligor agrees immediately to endorse and transfer such proceeds to Agent. Upon the failure of Obligor to endorse and transfer such proceeds as aforesaid, Agent may execute such endorsements or transfers for and in the name of Obligor and Obligor hereby irrevocably appoints Agent as Obligor's agent and attorney-in-fact so to do. Agent shall not be held responsible for any failure to collect any insurance proceeds due under the terms of any policy regardless of the cause of such failure.

                   (c) At least thirty (30) days prior to the expiration date of each policy maintained pursuant to this Paragraph 1.04, a renewal or replacement thereof complying with the requirements of this Paragraph 1.04 shall be delivered to Agent. Obligor shall deliver to Agent receipts evidencing the payment for all such insurance policies and renewals or replacements. The delivery of any insurance policies hereunder shall constitute an assignment of all unearned premiums as further security hereunder. In the event of the foreclosure of this Mortgage or any other transfer of title to the Property in extinguishment of the Secured Obligations secured hereby, all right, title and interest of Obligor in and to all insurance policies then in force shall pass to the purchaser or Agent.

1.05 Condemnation. If all or any "material" portion of the Property shall be damaged or taken through condemnation (which term when used in this Mortgage shall include any damage or taking by any governmental authority or any transfer by private sale in lieu thereof), either temporarily or permanently, then Agent shall be entitled to receive all compensation, awards and other payments or relief thereof, and Agent is hereby authorized, at its option, after the occurrence and during the continuance of an Event of Default, to commence, appear in and prosecute, in its own or in Obligor's name, any action or proceeding relating to any condemnation, and to settle or compromise any claim in connection therewith. All such compensation, awards, damages, claims, rights of action and proceeds and the right thereto are hereby assigned by Obligor to Agent. After deducting from said condemnation proceeds all of its expenses incurred in the collection and administration of such sums, including reasonable attorney's fees, Agent may apply the net proceeds or any part thereof, at its option, (a) to the payment of the Secured Obligations hereby secured, whether or not due and in whatever order Agent elects, (b) to the repair and/or restoration of the Property or (c) for any other purposes or objects for which Agent is entitled to advance funds under this Mortgage, all without affecting the lien of this Mortgage; and any balance of such monies then remaining shall be paid to Obligor. Obligor agrees to execute such further assignment of any compensation, awards, damages, claims, rights of action and proceeds as Agent may require. For the purposes of this Section 1.05 any condemnation or taking shall be deemed to be "material" in the event that (a) such taking has a material adverse effect upon the means of access from the public streets to the improvements or the number of parking spaces available at the Property (unless Obligor shall provide reasonable substitutes therefor), (b) the improvements are severed by such taking, (c) the taking makes it impractical or inefficient (after the restoration or repair of the Property) for the continued conduct of business at the Property in the same manner as such business was conducted prior to such taking as determined by Agent, or (d) Agent shall determine that following such repair or restoration there shall be a fifteen percent (15%) or more reduction in the occupancy or in rental income (excluding any proceeds from rental loss insurance or proceeds from such award allocable to rent).

1.06 Restoration and Repair. If all or any part of the Property shall be damaged by fire or other casualty, Obligor will promptly restore the Property to the equivalent of its original condition; and if a part of the Property shall be damaged through condemnation, Obligor will promptly restore, repair or alter the remaining portions of the Property in a manner satisfactory to Agent. Notwithstanding the foregoing, Obligor shall not be obligated to so restore unless in each instance, Agent agrees to make available to Obligor (pursuant to a procedure satisfactory to Agent) any net insurance or condemnation proceeds actually received by Agent hereunder in connection with such casualty loss or condemnation, to the extent such proceeds are required to defray the expense of such restoration; provided, however, that the insufficiency of any such insurance or condemnation proceeds to defray the entire expense of restoration shall in no way relieve Obligor of its obligation to restore. In the event all or any portion of the Property shall be damaged or destroyed by fire or other casualty or by condemnation, Obligor shall promptly deposit with Agent a sum equal to the amount by which the estimated cost of the restoration of the Property (as determined by Agent in its good faith judgment) exceeds the actual net insurance or condemnation proceeds received by Agent in connection with such damage or destruction.

1.07     Care, Use and Management of Property.


                   (a) Obligor will keep, or cause to be kept, the buildings, roads and walkways, landscaping and all other improvements of any kind now or hereafter erected on the Land or any part thereof in good condition and repair, will not commit or suffer any material waste and will not do or suffer to be done anything which will increase the risk of fire or other hazard to the Property or any part thereof.

                   (b) Obligor will not remove or demolish nor alter the structural character of any building located on the Land in a manner that would materially and adversely affect its value without the written consent of Agent.

                   (c) If the Property or any part thereof is materially damaged by fire or any other cause, Obligor will give immediate written notice thereof to Agent.

                   (d) To the extent permitted under the terms of the applicable Leases, each Lender or its representative is hereby authorized to enter upon and inspect the Property at any time during normal business hours.

                   (e) Obligor will promptly comply in all material respects with all present and future laws, ordinances, rules and regulations of any governmental authority affecting the Property or any part thereof.

1.08 Leases and Other Agreements Affecting Property. Obligor will duly and punctually perform in all material respects all terms, covenants, conditions and agreements binding upon it under any Lease or any other agreement of any nature whatsoever which involves or affects the Property or any part thereof. Obligor will not enter into, modify, surrender or terminate, either orally or in writing, any Lease now existing or hereafter created upon the Property or any part thereof, nor will Obligor permit an assignment or a subletting by any tenant other than in accordance with the terms of the Credit Agreement. Obligor will not accept payment of rent more than one (1) month in advance without the prior written consent of Agent. In order to further secure payment of the Secured Obligations and the observance, performance and discharge of Obligor's obligations, Obligor hereby collaterally assigns, transfers and sets over unto Agent all of Obligor's right, title and interest in, to and under all Leases affecting the Property or any part thereof and in and to all of the rents, issues, profits, revenues, awards and other benefits now or hereafter arising from the use and enjoyment of the Property or any part thereof; reserving only the right to Obligor to collect and use the same so long as no Event of Default is continuing.

Agent shall be entitled to require, and Obligor shall use its best efforts to obtain, the execution of tenant estoppels and subordination, non-disturbance and attornment agreements from any Major Tenant (as defined in the Credit Agreement) in a form specified by the related tenant Lease, if any, and reasonably acceptable to Agent. Obligor hereby authorizes and directs each present and future tenant of the Property to pay to Agent all rents and any other sums due Obligor as landlord and to perform for the direct benefit of Agent any other obligations of such tenant to Obligor as landlord, as if Agent were the landlord under such tenant's Lease, immediately upon receipt of a written demand by Agent to make such payment or perform such obligation during the existence of an Event of Default. No such demand by Agent shall constitute or be deemed to constitute any assumption by Agent of any obligations of the landlord under such tenant's Lease. No such demand by Agent shall constitute or be deemed to constitute any wrongful interference by Agent in the affairs or business relationships for ascertaining whether any such demand by Agent is authorized or whether a default by Obligor has occurred under this Mortgage. Obligor hereby waives any right, claim or action Obligor may now or hereafter have against any such tenant by reason of such tenant's payment to or performance for Agent as described above, and any such payment to or performance for Agent shall discharge the obligation of such tenant to make such payment to, or perform such obligation for, Obligor.

Obligor shall furnish the Agent with signed copies of all new, modified or renewal Leases affecting the Property, as required pursuant to the terms and provisions of the Credit Agreement.

1.09     Security Agreement.


                   (a) Insofar as the machinery, apparatus, equipment, fittings, fixtures, building supplies and materials, and articles of personal property either referred to or described in this Mortgage, or in any way connected with the use and enjoyment of the Property is concerned, this Mortgage is hereby made and declared to be a security agreement, encumbering each and every item of personal property (the "Personal Property") included herein, in compliance with the provisions of the Uniform Commercial Code as enacted in the applicable jurisdiction as set forth in Section 3.04 below (the "UCC"). A financing statement or statements reciting this Mortgage to be a security agreement, affecting all of said personal property aforementioned, shall be appropriately filed. The remedies for any violation of the covenants, terms and conditions of the security agreement herein contained shall be (i) as prescribed herein, or
(ii) as prescribed by general law, or (iii) as prescribed by the specific statutory consequences now or hereafter enacted and specified in said UCC, all at Agent's sole election. Obligor and Agent agree that the filing of such financing statement(s) in the records normally having to do with personal property shall never be construed as in any way derogating from or impairing this declaration and hereby stated intention of Obligor and Agent that, to the extent permitted by applicable law, everything used in connection with the production of income from the Property and/or adapted for use therein and/or which is described or reflected in this Mortgage, is, and at all times and for all purposes and in all proceedings both legal or equitable shall be, regarded as part of the real estate irrespective of whether (i) any such item is physically attached to the improvements, (ii) serial numbers are used for the better identification of certain items capable of being thus identified in a recital contained herein, or (iii) any such item is referred to or reflected in any such financing statement(s) so filed at any time. Similarly, the mention in any such financing statement(s) of the rights in and to (1) the proceeds of any fire and/or hazard insurance policy, or (2) any award in eminent domain proceedings for a taking or for loss of value, or (3) Obligor's interest as lessor in any present or future Lease or rights to income growing out of the use and/or occupancy of the Property, whether pursuant to Lease or otherwise, shall never be construed as in anyway altering any of the rights of Agent as determined by this Mortgage or impugning the priority of Agent's lien granted hereby or by any other recorded document, but such mention in such financing statement(s) is declared to be for the protection of Agent in the event any court shall at any time hold with respect to the foregoing (1), (2) or (3), that notice of Agent's priority of interest to be effective against a particular class of persons, must be filed in the UCC records.

                   (b) Obligor warrants that (i) Obligor's (that is, "Debtor's") correct legal name (including, without limitation, punctuation and spacing) indicated on the public record of Obligor's jurisdiction of organization, identity or corporate structure, residence or chief executive office and jurisdiction of organization are as set forth in Subparagraph 1.09(c) hereof;
(ii) Obligor (that is, "Debtor") has been using or operating under said name, identity or corporate structure without change for the time period set forth in Subparagraph 1.09(c) hereof, and (iii) the location of the collateral secured by this Mortgage is upon the Land. Obligor covenants and agrees that Obligor shall not change any of the matters addressed by clauses (i) or (iii) of this Subparagraph 1.09(b), other than transfer, sale or replacement of personal property in the ordinary course, unless it has given Agent thirty (30) days prior written notice of any such change and has executed or authorized at the request of Agent, such additional financing statements or other instruments to be filed in such jurisdictions as Agent may deem necessary or advisable in its sole discretion to prevent any filed financing statement from becoming misleading or losing its perfected status.

                   (c) The information contained in this Subparagraph 1.09(c) is provided in order that this Mortgage shall comply with the requirements of the Uniform Commercial Code, as enacted in the State of Florida, for instruments to be filed as financing statements. The names of the "Debtor" and the "Secured Party", the identity or corporate structure, jurisdiction of organization, organizational number, federal tax identification number, and residence or chief executive office of "Debtor", and the time period for which "Debtor" has been using or operating under said name and identity or corporate structure without change, are as set forth in Schedule 1 of Exhibit "C" attached hereto and by this reference made a part hereof; the mailing address of the "Secured Party" from which information concerning the security interest may be obtained, and the mailing address of "Debtor", are as set forth in Schedule 2 of Exhibit "C" attached hereto; and a statement indicating the types, or describing the items, of collateral secured by this Mortgage is set forth hereinabove.

                   (d) Exhibit "C" correctly sets forth all names and tradenames that Obligor has used within the last five years, and also correctly sets forth the locations of all of the chief executive offices of Obligor over the last five years.

                   (e) The Obligor hereby covenants and agrees that:

                     (i) Obligor shall not merge or consolidate into, or transfer any of the Property to, any other person or entity except as permitted under the Credit Agreement.

                     (ii) Obligor shall, at any time and from time to time, take such steps as Agent may reasonably request for Agent (A) to obtain an acknowledgment, in form and substance reasonably satisfactory to Agent, of any bailee having possession of any of the Property, stating that the bailee holds possession of such Property on behalf of Agent, (B) to obtain "control" of any investment property, deposit accounts, letter-of-credit rights, or electronic chattel paper (as such terms are defined by the UCC with corresponding provisions thereof defining what constitutes "control" for such items of collateral), with any agreements establishing control to be in form and substance reasonably satisfactory to Agent, and (C) otherwise to insure the continued perfection and priority of the Agent's security interest in any of the Property and of the preservation of its rights therein. If Obligor shall at any time acquire a "commercial tort claim" (as such term is defined in the UCC) with respect to the Property or any portion thereof, Obligor shall promptly notify Agent thereof in writing, providing a reasonable description and summary thereof, and shall execute a supplement to this Mortgage in form and substance acceptable to Agent granting a security interest in such commercial tort claim to Agent.

                     (iii) Obligor hereby authorizes Agent, its counsel or its representative, at any time and from time to time, to file financing statements, amendments and continuations that describe or relate to the Property or any portion thereof in such jurisdictions as Agent may deem necessary in order to perfect the security interests granted by Obligor under this Mortgage or any other Loan Document, and such financing statements may contain, among other items as Agent may deem advisable to include therein, the federal tax identification number of Obligor, and may describe the property covered by such financing statements as "all assets of Obligor," "all personal property of Obligor" or words of similar effect.

1.10 Further Assurances; After-Acquired Property. At any time, and from time to time, upon request by Agent, Obligor will make, execute and deliver or cause to be made, executed and delivered, to Agent and, where appropriate, cause to be recorded and/or filed and from time to time thereafter to be rerecorded and/or refiled at such time and in such offices and places as shall be deemed necessary by Agent, any and all such other and further deeds to secure debt, security agreements, financing statements, notice filings, continuation statements, instruments of further assurance, certificates and other documents as may, in the reasonable opinion of Agent, be necessary in order to effectuate, complete, or perfect, or to continue and preserve this Mortgage as a first and prior lien upon and security title in and to all of the Property, whether now owned or hereafter acquired by Obligor. Upon any failure by Obligor so to do, Agent may make, execute, record, file, re-record and/or refile any and all such deeds to secure debt, security agreements, financing statements, continuation statements, instruments, certificates, and documents for and in the name of Obligor and Obligor hereby irrevocably appoints Agent the agent and attorney-in-fact of Obligor so to do. The lien hereof will automatically attach, without further act, to all after acquired property attached to and/or used in the operation of the Property or any part thereof.

1.11 Expenses. Obligor will pay or reimburse Agent, upon demand therefor, for all reasonable attorney's fees, costs and expenses incurred by Agent in any suit, action, legal proceeding or dispute of any kind in which Lenders or Agent is made a party or appears as party plaintiff or defendant, affecting or arising in connection with the Secured Obligations secured hereby, this Mortgage or the interest created herein, or the Property, including, but not limited to, the exercise of the power of sale contained in this Mortgage, any condemnation action involving the Property or any action to protect the security hereof; and any such amounts paid by Lenders or Agent shall be added to the Secured Obligations secured by the lien of this Mortgage.

1.12 Subrogation. Agent shall be subrogated to the claims and liens of all parties whose claims or liens are discharged or paid with the proceeds of the Secured Obligations secured hereby.

1.13 Limit of Validity. If from any circumstances whatsoever fulfillment of any provision of this Mortgage or of the Note, at the time performance of such provision shall be due, shall involve transcending the limit of validity presently prescribed by any applicable usury statute or any other applicable law, with regard to obligations of like character and amount, then ipso facto the obligation to be fulfilled shall be reduced to the limit of such validity, so that in no event shall any exaction be possible under this Mortgage or under the Note that is in excess of the current limit of such validity, but such obligation shall be fulfilled to the limit of such validity. The provisions of this Paragraph 1.13 shall control every other provision of this Mortgage and of the Note.

1.14 Use of Property. Obligor shall not be permitted to alter or change the use of the Property or to abandon the Property without the prior written consent of Agent.

1.15 Conveyance of Property. Obligor hereby acknowledges to Agent that (a) the identity and expertise of Obligor was and continues to be a material circumstance upon which Agent has relied in connection with, and which constitute valuable consideration to Agent for, the extending to Obligor of the loan evidenced by the Note, and (b) any change in such identity or expertise could materially impair or jeopardize the security for the payment of the Secured Obligations granted to Agent by this Mortgage. Obligor therefore covenants and agrees with Agent, as part of the consideration for the extending to Obligor of the loans evidenced by the Note, that Obligor shall not convey, transfer, assign, further encumber or pledge any or all of its interest in the Property except as permitted under the Credit Agreement.

ARTICLE 2

     2.01 Events of Default. The terms "Default" and "Event of Default" as used herein shall have the following meanings:

                  "Default" shall mean any event which, with the giving of notice or the lapse of time, or both, would become an Event of Default.

                  "Event of Default" shall mean (a) any default in the payment of the obligations of Obligor hereunder or under any of the other Loan Documents (as defined in the Credit Agreement) when the same shall become due and payable which is not cured within any grace or notice and cure period provided in the Credit Agreement or such other Loan Documents(for purposes of this definition, the grace period for a monetary default where no other period is specified is five (5) days), if any, subject to any limitations in the Credit Agreement on the right of Obligor to receive notices of default or (b) any default in the performance of any other obligations of Obligor hereunder which is not cured within any cure period provided in the Credit Agreement (it being acknowledged by Obligor that no such cure period is provided with respect to a failure to maintain insurance as required in Section 1.04, any default under Section 1.09, any default under Section 1.15, or any default excluded from any provision for cure of defaults contained in the Credit Agreement, the Security Documents (as defined in the Credit Agreement) or any other agreement evidencing or securing the Secured Obligations), or (c) any representation or warranty of Obligor hereunder proving to be false or incorrect in any material respect upon the date when made or deemed to have been repeated, or (d) any default in the performance of the obligations of Obligor or any other Person under any of the Security Documents beyond the expiration of any applicable notice and cure period, (e) the occurrence of any "Event of Default" under the Credit Agreement, or (f) except as may be permitted or required hereby, in the Credit Agreement or in any of the other Security Documents, any amendment to or termination of a financing statement naming Obligor as debtor and Agent as secured party, or any correction statement with respect thereto, is filed in any jurisdiction by, or caused by, or at the instance of Obligor or by, or caused by, or at the instance of any principal, member, general partner or officer of Obligor (collectively, "Obligor Party") without the prior written consent of Agent; or (g) except as may be permitted or required hereby, in the Credit Agreement or in any of the other Security Documents, any amendment to or termination of a financing statement naming Obligor as debtor and Agent as secured party, or any correction statement with respect thereto, is filed in any jurisdiction by any party other than an Obligor Party or Agent or Agent's counsel without the prior written consent of Agent and Obligor fails to use its best efforts to cause the effect of such filing to be completely nullified to the reasonable satisfaction of Agent within ten
                  (10) days after notice to Obligor thereof."

2.02 Acceleration of Maturity. If an Event of Default shall have occurred and be continuing, then the entire Secured Obligations secured hereby shall, at the option of Agent and as permitted by the terms of the Credit Agreement, immediately become due and payable without notice or demand, time being of the essence of this Mortgage.

2.03 Right to Enter and Take Possession. To the extent available or permitted under applicable Florida law:


                   (a) If an Event of Default shall have occurred and be continuing, Obligor upon demand of Agent, shall forthwith surrender to Agent the actual possession of the Property and if, and to the extent, permitted by law, Agent itself, or by such officers or agents as it may appoint, may enter and take possession of all the Property without the appointment of a receiver, or an application therefor, and may exclude Obligor and its agents and employees wholly therefrom, and may have joint access with Obligor to the books, papers and accounts of Obligor.

                   (b) If Obligor shall for any reason fail to surrender or deliver the Property or any part thereof after such demand by Agent, Agent may obtain a judgment or decree conferring upon Agent the right to immediate possession or requiring Obligor to deliver immediate possession of the Property to Agent. Obligor will pay to Agent, upon demand, all expenses of obtaining such judgment or decree, including reasonable compensation to Agent, its attorneys and agents; and all such expenses and compensation shall, until paid, be secured by the lien of this Mortgage.

                   (c) Upon every such entering upon or taking of possession, Agent may hold, store, use, operate, manage and control the Property and conduct the business thereof, and, from time to time (i) make all necessary and proper maintenance, repairs, renewals, replacements, additions, betterments and improvements thereto and thereon and purchase or otherwise acquire additional fixtures, personalty and other property; (ii) insure or keep the Property insured; (iii) manage and operate the Property and exercise all the rights and powers of Obligor to the same extent as Obligor could in its own name or otherwise with respect to the same; and (iv) enter into any and all agreements with respect to the exercise by others of any of the powers herein granted Agent, all as Agent from time to time may determine to be in its best interest. Agent may collect and receive all the rents, issues, profits and revenues from the Property, including those past due as well as those accruing thereafter, and, after deducting (1) all expenses of taking, holding, managing and operating the Property (including compensation for the services of all persons employed for such purposes); (2) the cost of all such maintenance, repairs, renewals, replacements, additions, betterments, improvements, purchases and acquisitions;
(3) the cost of such insurance; (4) such taxes, assessments and other similar charges as Agent may at its option pay; (5) other proper charges upon the Property or any part thereof; and (6) the reasonable compensation, expenses and disbursements of the attorneys and agents of Agent, Agent shall apply the remainder of the monies and proceeds so received by Agent, in accordance with
Section 12.4 of the Credit Agreement. Agent shall have no obligation to discharge any duties of a landlord to any tenant or to incur any liability as a result of any exercise by Agent of any rights under this Mortgage or otherwise. Agent shall not be liable for any failure to collect rents, issues, profits and revenues from the Property, nor shall Agent be liable to account for any such rents, issues, profits or revenues unless actually received by Agent.

                   (d) Whenever all that is due upon the Secured Obligations and under any of the terms, covenants, conditions and agreements of this Mortgage, shall have been paid and all Events of Default made good, Agent shall surrender possession of the Property to Obligor, its successors or assigns. The same right of taking possession, however, shall exist if any subsequent Event of Default shall occur and be continuing.

2.04 Performance by Agent. If Obligor shall Default in the payment, performance or observance of any term, covenant or condition of this Mortgage, Agent may, so long as such Default continues, at its option, pay, perform or observe the same, and all payments made or reasonable costs or expenses incurred by Agent in connection therewith, shall be secured hereby and shall be, upon demand, immediately repaid by Obligor to Agent with interest thereon at the default rate of interest set forth in Section 4.9 of the Credit Agreement (the "Default Rate"). Agent shall be the sole judge of the necessity for any such actions and of the reasonable amounts to be paid. Agent is hereby empowered to enter and to authorize others to enter upon the Land or any part thereof for the purpose of performing or observing any such defaulted term, covenant or condition without thereby becoming liable to Obligor or any person in possession holding under Obligor.

2.05 Receiver. If an Event of Default shall have occurred and be continuing, Agent, upon application to a court of competent jurisdiction, shall be entitled as a matter of strict right without notice and without regard to the occupancy or value of any security for the Secured Obligations secured hereby or the solvency of any party bound for its payment, to the appointment of a receiver to take possession of and to operate the Property and to collect and apply the rents, issues, profits and revenues thereof. The receiver shall have all of the rights and powers permitted under the laws of the State of Florida. Obligor will pay to Agent upon demand all reasonable expenses, including receiver's fees, attorney's fees, costs and agent's compensation, incurred pursuant to the provisions of this Paragraph 2.05; and all such expenses shall be secured by this Mortgage.

2.06     Enforcement.

                   (a) If an Event of Default shall have occurred and be continuing, Agent, at its option, may foreclose this Mortgage and sell the Property or any part of the Property pursuant to any type of foreclosure proceedings available under Florida law.

                   (b) If an Event of Default shall have occurred and be continuing, Agent may, in addition to and not in abrogation of the rights covered under subparagraph (a) of this Paragraph 2.06, either with or without entry or taking possession as herein provided or otherwise, proceed by a suit or suits in law or in equity or by any other appropriate proceeding or remedy (i) to enforce payment of the Secured Obligations or the performance of any term, covenant, condition or agreement of this Mortgage or any other right, and (ii) to pursue any other remedy available to it, all as Agent shall determine most effectual for such purposes.

2.07 Purchase by Agent. Upon any foreclosure sale, Agent, on behalf of the Lenders, may bid for and purchase the Property and shall be entitled to apply all or any part of the Secured Obligations secured hereby as a credit to the purchase price.

2.08 Application of Proceeds of Sale. The proceeds received by Agent as a result of a foreclosure sale of the Property or the exercise of any other rights or remedies hereunder, shall be applied in the manner provided for in Section 12.4 of the Credit Agreement.

2.09 Obligor as Tenant Holding Over. In the event of any such foreclosure sale by Agent, Obligor shall be deemed a tenant holding over and shall forthwith deliver possession to the purchaser or purchasers at such sale or be summarily dispossessed according to provisions of law applicable to tenants holding over.

2.10 Waiver of Appraisement, Valuation, Stay and Extension Laws. Obligor agrees to the full extent permitted by law, that in case of a Default or Event of Default on the part of Obligor hereunder, neither Obligor nor anyone claiming through or under it shall or will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension, homestead or exemption laws now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this Mortgage, or the absolute sale of the Property, or the final and absolute putting into possession thereof, immediately after such sale, of the purchasers thereat, and Obligor, for itself and all who may at any time claim through or under it, hereby waives to the full extent that it may lawfully so do, the benefit of all such laws, and any and all right to have the assets comprised in the security intended to be created hereby marshaled upon any foreclosure of the lien hereof.

2.11 Waiver of Homestead. Obligor hereby waives and renounces all homestead and exemption rights provided for by the Constitution and the laws of the United States and of any state, in and to the Property as against the collection of the Secured Obligations, or any part hereof.

2.12 Leases. Agent, at its option, is authorized to foreclose this Mortgage subject to the rights of any tenants of the Property, and the failure to make any such tenants parties to any such foreclosure proceedings and to foreclose their rights will not be, nor be asserted to be by Obligor, a defense to any proceedings instituted by Agent to collect the sums secured hereby.

2.13 Discontinuance of Proceedings and Restoration of the Parties. In case Agent shall have proceeded to enforce any right, power or remedy under this Mortgage by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to Agent, then and in every such case Obligor and Agent shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of Agent shall continue as if no such proceeding had been taken.

2.14 Remedies Cumulative. No right, power or remedy conferred upon or reserved to Agent by this Mortgage is intended to be exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder or now or hereafter existing at law or in equity or by statute.

2.15     Waiver.

                   (a) No delay or omission of Agent or of any Lender to exercise any right, power or remedy accruing upon any Default shall exhaust or impair any such right, power or remedy or shall be construed to be a waiver of any such Default, or acquiescence therein; and every right, power and remedy given by this Mortgage to Agent may be exercised from time to time and as often as may be deemed expedient by Agent. No consent or waiver, expressed or implied, by Agent to or of any breach or Default by Obligor in the performance of the obligations thereof hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or Default in the performance of the same or any other obligations of Obligor hereunder. Failure on the part of Lenders to complain of any act or failure to act or to declare an Event of Default, irrespective of how long such failure continues, shall not constitute a waiver by any Lender of its rights hereunder or impair any rights, powers or remedies consequent on any breach or Default by Obligor.

                   (b) If Lenders or Agent on behalf of the Lenders, (i) grant forbearance or an extension of time for the payment of any sums secured hereby;
(ii) take other or additional security for the payment of any sums secured hereby; (iii) waive or do not exercise any right granted herein or in the Note, the Credit Agreement or any other Loan Documents (as defined in the Credit Agreement); (iv) release any part of the Property from the lien of this Mortgage or otherwise changes any of the terms, covenants, conditions or agreements of the Note or this Mortgage; (v) consent to the filing of any map, plat or replat affecting the Property; (vi) consent to the granting of any easement or other right affecting the Property; or (vii) make or consent to any agreement subordinating the lien hereof, any such act or omission shall not release, discharge, modify, change or affect the original liability under the Note, the Credit Agreement, this Mortgage or any other obligation of Obligor or any subsequent purchaser of the Property or any part thereof, or any maker, co-signer, endorser, surety or guarantor; nor shall any such act or omission preclude Agent from exercising any right, power or privilege herein granted or intended to be granted in the event of any Default then made or of any subsequent Default; nor, except as otherwise expressly provided in an instrument or instruments executed by Agent, shall the lien of this Mortgage be altered thereby. In the event of the sale or transfer by operation of law or otherwise of all or any part of the Property, Agent, without notice, is hereby authorized and empowered to deal with any such vendee or transferee with reference to the Property or the Secured Obligations secured hereby, or with reference to any of the terms, covenants, conditions or agreements hereof, as fully and to the same extent as it might deal with the original parties hereto and without in any way releasing or discharging any liabilities, obligations or undertakings.

2.16 Suits to Protect the Property. Agent shall have power (a) to institute and maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Property by any acts which may be unlawful or in violation of this Mortgage, (b) to preserve or protect its interest in the Property and in the rents, issues, profits and revenues arising therefrom, and (c) to restrain the enforcement of or compliance with any legislation or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid, if the enforcement of or compliance with such enactment, rule or order would materially impair the security hereunder or be prejudicial to the interest of Lenders.

2.17 Agent May File Proofs of Claim. In the case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other proceedings affecting Obligor, its creditors or its property, Agent, to the extent permitted by law, shall be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have the claims of Agent allowed in such proceedings for the entire amount due and payable by Obligor under this Mortgage at the date of the institution of such proceedings and for any additional amount which may become due and payable by Obligor hereunder after such date.

2.18     Indemnification; Subrogation; Waiver of Offset.


                   (a) Obligor shall indemnify, defend and hold Agent and the Lenders harmless for, from and against any and all liability, Secured Obligations, losses, damages, penalties, claims, actions, suits, costs and expenses (including Agent's reasonable attorneys' fees, together with reasonable appellate counsel fees, if any) of whatever kind or nature which may be asserted against, imposed on or incurred by Agent and the Lenders in connection with the Secured Obligations, this Mortgage, the Property, or any part thereof, or the exercise by Agent of any rights or remedies granted to it under this Mortgage; provided, however, that nothing herein shall be construed to obligate Obligor to indemnify, defend and hold harmless Agent and the Lenders for, from and against any and all liabilities, Secured Obligations, losses, damages, penalties, claims, actions, suits, costs and expenses asserted against, imposed on or incurred by Agent or a Lender by reason of Agent's or such Lender's willful misconduct or gross negligence.

                   (b) If Agent or a Lender is made a party defendant to any litigation or any claim is threatened or brought against Agent or a Lender concerning the Secured Obligations, this Mortgage, the Property, or any part thereof, or any interest therein, or the construction, maintenance, operation or occupancy or use thereof, then Obligor shall indemnify, defend and hold Agent and the Lenders harmless for, from and against all liability by reason of said litigation or claims, including reasonable attorneys' fees (together with reasonable appellate counsel fees, if any) and expenses incurred by Agent and the Lenders in any such litigation or claim, whether or not any such litigation or claim is prosecuted to judgment; provided, however, that nothing in this
Section 2.20(b) shall be construed to obligate Obligor to indemnify, defend and hold harmless Agent or a Lender for, from and against any and all liabilities or claims imposed on or incurred by Agent or a Lender by reason of Agent's or such Lender's willful misconduct or gross negligence. If Agent commences an action against Obligor to enforce any of the terms hereof or to prosecute any breach by Obligor of any of the terms hereof or to recover any sum secured hereby, Obligor shall pay to Agent its reasonable attorneys' fees (together with reasonable appellate counsel, fees, if any) and expenses. The right to such attorneys' fees (together with reasonable appellate counsel fees, if any) and expenses shall be deemed to have accrued on the commencement of such action, and shall be enforceable whether or not such action is prosecuted to judgment. If Obligor breaches any term of this Mortgage, Agent may engage the services of an attorney or attorneys to protect its rights hereunder, and in the event of such engagement following any breach by Obligor, Obligor shall pay Agent reasonable attorneys' fees (together with reasonable appellate counsel fees, if any) and expenses incurred by Agent, whether or not an action is actually commenced against Obligor by reason of such breach. All references to "attorneys" in this Subsection and elsewhere in this Mortgage shall include without limitation any attorney or law firm engaged by Agent and Agent's in-house counsel, and all references to "fees and expenses" in this Subsection and elsewhere in this Mortgage shall include without limitation any reasonable fees of such attorney or law firm and any allocation charges and allocation costs of Agent's in-house counsel.

                   (c) A waiver of subrogation shall be obtained by Obligor from its insurance carrier and, consequently, Obligor waives any and all right to claim or recover against Agent, its officers, employees, agents and representatives, for loss of or damage to Obligor, the Property, Obligor's property or the property of others under Obligor's control from any cause insured against or required to be insured against by the provisions of this Mortgage.

                   (d) ALL SUMS PAYABLE BY OBLIGOR HEREUNDER SHALL BE PAID WITHOUT NOTICE (EXCEPT AS MAY OTHERWISE BE PROVIDED HEREIN), DEMAND, COUNTERCLAIM, SETOFF, DEDUCTION OR DEFENSE AND WITHOUT ABATEMENT, SUSPENSION, DEFERMENT, DIMINUTION OR REDUCTION, AND THE SECURED OBLIGATIONS AND LIABILITIES OF OBLIGOR HEREUNDER SHALL IN NO WAY BE RELEASED, DISCHARGED OR OTHERWISE AFFECTED BY REASON OF: (I) ANY DAMAGE TO OR DESTRUCTION OF OR ANY CONDEMNATION OR SIMILAR TAKING OF THE PROPERTY OR ANY PART THEREOF; (II) ANY RESTRICTION OR PREVENTION OF OR INTERFERENCE WITH ANY USE OF THE PROPERTY OR ANY PART THEREOF;
(III) ANY TITLE DEFECT OR ENCUMBRANCE OR ANY EVICTION FROM THE LAND OR THE IMPROVEMENTS ON THE LAND OR ANY PART THEREOF BY TITLE PARAMOUNT OR OTHERWISE;
(IV) ANY BANKRUPTCY, INSOLVENCY, REORGANIZATION, COMPOSITION, ADJUSTMENT, DISSOLUTION, LIQUIDATION, OR OTHER LIKE PROCEEDING RELATING TO AGENT, OR ANY ACTION TAKEN WITH RESPECT TO THIS INSTRUMENT BY ANY TRUSTEE OR RECEIVER OF AGENT, OR BY ANY COURT, IN SUCH PROCEEDING; (V) ANY CLAIM WHICH OBLIGOR HAS, OR MIGHT HAVE, AGAINST AGENT; (VI) ANY DEFAULT OR FAILURE ON THE PART OF AGENT TO PERFORM OR COMPLY WITH ANY OF THE TERMS HEREOF OR OF ANY OTHER AGREEMENT WITH OBLIGOR; OR (VII) ANY OTHER OCCURRENCE WHATSOEVER, WHETHER SIMILAR OR DISSIMILAR TO THE FOREGOING, WHETHER OR NOT OBLIGOR SHALL HAVE NOTICE OR KNOWLEDGE OF ANY OF THE FOREGOING. OBLIGOR WAIVES ALL RIGHTS NOW OR HEREAFTER CONFERRED BY STATUTE OR OTHERWISE TO ANY ABATEMENT, SUSPENSION, DEFERMENT, DIMINUTION, OR REDUCTION OF ANY SUM SECURED HEREBY AND PAYABLE BY OBLIGOR.

                                   ARTICLE 3

3.01 Successors and Assigns. This Mortgage shall inure to the benefit of and be binding upon Obligor and Agent and their respective heirs, executors, legal representatives, successors and assigns. Whenever a reference is made in this Mortgage to Obligor or Agent such reference shall be deemed to include a reference to the heirs, executors, legal representatives, successors and assigns of Obligor or Agent.

3.02 Terminology. All personal pronouns used in this Mortgage whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural, and vice versa. Titles and Articles are for convenience only and neither limit nor amplify the provisions of this Mortgage itself, and all references herein to Articles, Paragraphs or subparagraphs thereof, shall refer to the corresponding Articles, Paragraphs or subparagraphs thereof, of this Mortgage unless specific reference is made to such Articles, Paragraphs or subparagraphs thereof of another document or instrument.

3.03 Severability. If any provision of this Mortgage or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Mortgage and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

3.04 Applicable Law. This Mortgage will be governed by the substantive laws of the State of Florida, without giving effect to its principles of choice of law or conflicts of law (except with respect to choice of law or conflicts of law provisions of its Uniform Commercial Code), and the laws of the United States, unless an agreement which is contained in a Loan Document other than this Mortgage specifically designates the laws of a different state to govern all or certain provisions pertaining to the creation or enforcement of security interests in personal property or particular items or types of personal property, in which case the laws of such designated state shall govern to the extent provided. Should any obligation or remedy under this Mortgage be invalid or unenforceable pursuant to the laws provided herein to govern, the laws of any other state referred to herein or of another state whose laws can validate and apply thereto shall govern.

3.05 Notices. Except as otherwise provided herein, any notice or other communication required hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered the next succeeding Business Day (as defined in the Credit Agreement) after timely delivery to the courier, if sent by overnight courier; at the time delivered by hand, if personally delivered; or when receipt is acknowledged, if (i) telecopied (followed by delivery of written copy thereof sent by overnight courier on the same day as such notice is given), or (ii) sent by registered or certified mail, return receipt requested, addressed to Obligor or Agent as follows:

         If to Obligor:
                           Koger Equity, Inc.
                           433 Plaza Real, Suite 335
                           Boca Raton, FL   33432
                           Attn:  Chief Financial Officer
                           Telecopy Number: (433) 394-0694

         If to Agent:
                           Fleet National Bank, as Agent
                           100 Federal Street
                           Boston, Massachusetts  02110
                           Attention:  Structured Real Estate


         With a copy to:

                           Fleet National Bank, as Agent
                           Suite 500
                           115 Perimeter Center Place, N.E.
                           Atlanta, Georgia  30346
                           Attention:  Lori Y. Litow, Director
                           Telecopy No.:  (770) 390-8434

or, to such other address as any party may designate for itself by like notice.

3.06 Conflict with Credit Agreement Provisions. Obligor hereby acknowledges and agrees that, in the event of any conflict between the terms hereof and the terms of the Credit Agreement, the terms of the Credit Agreement shall control.

3.07 Assignment. This Mortgage is assignable by Agent, and any assignment hereof by Agent shall operate to vest in the assignee all rights and powers herein conferred upon and granted to Agent.

3.08 Time of the Essence. Time is of the essence with respect to each and every covenant, agreement and obligation of Obligor under this Mortgage, the Note, the Credit Agreement and any and all other instruments now or hereafter evidencing, securing or otherwise relating to the Secured Obligations.



IN WITNESS WHEREOF, Obligor has executed this Mortgage under seal, as of the day and year first above written.



Signed, sealed and delivered          KOGER EQUITY, INC., a Florida  corporation
by Obligor in the presence of:


         /s/ Lori Y. Litow                  By:      /s/ Christopher L. Becker
------------------------------------                 -------------------------
Witness                                     Printed Name: Christopher L. Becker
                                                         ----------------------
                                            Printed Title: Senior Vice President
         /s/ Olivia A. Narr
------------------------------------
Witness


STATE OF             GA                     :
         ---------------------------
                                            :  ss
COUNTY OF       De Kalb                     :
          ------------------------

The foregoing instrument was acknowledged before me by Chris L. Becker, as
                                                       -------------------
         SVP            of KOGER EQUITY, INC., a Florida corporation, on behalf
-------------------------
of such corporation, who is personally known to me or has produced a driver's license as identification.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal on this the 27 day of December, 2001.

                                 /s/ Sandra A. Wheeler
                      -------------------------------------------------------
                      Name:               Sandra A. Wheeler
                             ---------------------------------------
(Notarial Seal)       Notary Public
                      State of            GA
                               ----------------------------

                      My Commission expires:





                                   EXHIBIT "A"

                               Description of Land

A portion of the J. Summeral Grant Section 57, Township 3 South, Range 27 East, Duval County, Florida, being more particularly described as follows:

For a point of reference, commence at the Northeast corner of said J. Summeral Grant Section 57, said Northeast corner lying in the Westerly line of Dix Ellis Trail as described and recorded in O.R. Volume 5449, Page 1038, and O.R. Volume 6258, Page 2386, of the Current Public Records of said County; run thence South 34(degree) 30' 23" East, along the Easterly line of said J. Summeral Grant
Section 57, and along the Westerly line of said Dix Ellis Trail, for a distance of 670.15 feet to the Point of Beginning for this description.

From the Point of Beginning thus described, continue South 34(degree) 30' 23" East along said Westerly line of Dix Ellis Trail, the same also being the Easterly line of said J. Summeral Grant Section 57, for a distance of 374.85 feet to the Northwesterly line of a proposed roadway to be known as Liberty Ridge Drive; run thence South 55(degree) 29' 37" West, along said Northwesterly line, a distance of 85.58 feet to the point of curvature of a curve to the left, said curve being concave to the Southeast, having a radius of 1450.00 feet, and defining said Northwesterly line of proposed Liberty Ridge Drive; run thence
143.66 feet Southwesterly, around the arc of said curve and through a central angle of 05(degree) 40' 36", to the point of reverse curvature of a curve to the right, said arc being subtended by a chord which bears South 52(degree) 39' 19" West, 143.60 feet; from aforementioned point of reverse curvature, run thence Northwesterly around the arc of a curve lying concave to the North, having a radius of 25.0 feet and a central angle of 85(degree) 59' 45", for an arc distance of 37.52 feet to the point of reverse curvature of a curve to the left, said arc being subtended by a chord which bears North 87(degree) 11' 06" West,
34.10 feet; from aforementioned point of reverse curvature, run thence northwesterly around the arc of a curve defining the Northeasterly line of a proposed roadway to be known as Freedom Commerce Parkway, said curve lying concave to the Southwest, having a radius of 1000.0 feet and a central angle of 18(degree) 35' 13", for an arc distance of 324.40 feet to the point of reverse curvature of a curve to the right, said arc being subtended by a chord which bears North 53(degree) 28' 50" West, 322.98 feet; from aforementioned point of reverse curvature, run thence 137.68 feet Northwesterly, along said Northeasterly line of proposed Freedom Commerce Parkway, around the arc of a curve lying concave to the northeast, having a radius of 916.0 feet and a central angle of 08(degree) 36' 44", said arc being subtended by a chord which bears North 58(degree) 28' 05" West, 137.55 feet; departing from the Northeasterly line of said Freedom Commerce Parkway, run thence North 34(degree) 38' 43" East, a distance of 69.09 feet; thence North 70(degree) 29' 37" East, a distance of 364.87 feet to the Point of Beginning.


                                   EXHIBIT "B"

                             Permitted Encumbrances

Permitted encumbrances are such matters as are shown on Schedule B-1 to the Title Insurance Policy issued by Lawyers Title Insurance Corporation to the Agent in connection with this Mortgage, dated the date of recordation of this Mortgage issued pursuant to Lawyers Title Insurance Corporation Commitment No. NCS #01-001275.



                                   EXHIBIT "C"

                                   Schedule 1

                  (Description of "Debtor" and "Secured Party")

A.   Debtor:
     ------

     KOGER EQUITY, INC., a corporation organized under the laws of the State of Florida. Debtor has been using or operating under said name and identity or corporate structure without change since June 21, 1988.

     Names and Tradenames used within last five years:   None.

     Location of all chief executive offices over last five years: (i) 3986 Boulevard Center Drive, Suite 101, Jacksonville, Florida 32207, and
     (ii) 433 Plaza Real, Suite 335, Boca Raton, Florida 33432.

     Organizational Number:  K27001

     Federal Tax Identification Number:  59-2898045

 B.  Secured Party:
     -------------


     FLEET NATIONAL BANK, a national banking association, as Agent.



                                   Schedule 2

         (Notice Mailing Addresses of "Debtor" and "Secured Party")

A.       The mailing address of Debtor is:

         KOGER EQUITY, INC.
         433 Plaza Real, Suite 335
         Boca Raton, FL   33432

B.       The mailing address of Secured Party is:

         FLEET NATIONAL BANK, as Agent
         100 Federal Street
         Boston, Massachusetts 02110
         Attn:  Structured Real Estate